                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of United Trust Group, Inc.
(the "Company") for the quarterly period ended September 30, 2003, as filed with the  Securities  and Exchange  Commission  on the date hereof (the  "Report") I,
Jesse T.  Correll,  Chairman  of the Board and Chief  Executive  Officer  of the
Company,  certify  pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully  complies  with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company

                                               By:   /s/ Jesse T. Correll
                                                     Jesse T. Correll
                                                     Chairman of the Board and
                                                     Chief Executive Officer

Date: November 10, 2003

                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of United Trust Group, Inc.
(the "Company") for the quarterly period ended September 30, 2003, as filed with the  Securities  and Exchange  Commission  on the date hereof (the  "Report") I,
Theodore  C.  Miller,  Senior  Vice  President,  Corporate  Secretary  and Chief
Financial  Officer of the  Company,  certify  pursuant to 18 U.S.C.ss. 1350,  as adopted pursuant toss.906 of the  Sarbanes-Oxley  Act of 2002, that, to the best of my knowledge:

     (1) The Report fully  complies  with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company

                                 By:    /s/ Theodore C. Miller
                                        Theodore C. Miller
                                        Senior Vice President, Corporate Secretary and
                                        Chief Financial Officer

Date: November 10, 2003